UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2022

IGNYTE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39951	85-2448157
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

640 Fifth Avenue, 4th Floor
New York, NY 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 409-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	IGNYU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	IGNY	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	IGNYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Business Combination Agreement

On April 28, 2022, Ignyte Acquisition Corp., a Delaware corporation (“Ignyte”), Ignyte Korea Co., Ltd., a corporation organized under the laws of the Republic of Korea (“Korean Sub”), and Peak Bio Co., Ltd., a corporation organized under the laws of the Republic of Korea (the “Target”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which the (i) stockholders of the Target will transfer their respective shares of common stock of Target, par value KRW 500 per share (the “Target Common Stock”), to Korean Sub in exchange for shares of common stock of Ignyte (the “Ignyte Common Stock”) held by Korean Sub, and (ii) in the course of such share swap, Korean Sub will distribute the shares of Target Common Stock to Ignyte in consideration of Ignyte Common Stock (which will in-turn be delivered to the stockholders of the Target as described in (i) above ((i) and (ii), collectively, the “Share Swap”, together with the other transactions related thereto, the “Proposed Transactions”). Upon consummation of the Share Swap, the Target will become a direct wholly-owned subsidiary of Ignyte.

At the Effective Time (as defined the Business Combination Agreement), by virtue of the Share Swap and without any action on the part of Ignyte, Korean Sub, the Company or the holders of any of the following securities or rights:

(i) the right to each share of Target Common Stock issued and outstanding immediately prior to the Effective Time (including shares issued upon the exercise or conversion of any options held by stockholders of the Target, the “Target Options”) held by the stockholders of the Target immediately prior to the closing of the Proposed Transactions (the “Closing”) shall be automatically cancelled and converted into the right to receive a number of shares of Ignyte Common Stock equal to the Exchange Ratio (as defined in the Business Combination Agreement);

(ii) any fractional share of Ignyte Common Stock that would otherwise be issuable to such person following such conversion shall be rounded up to a whole share of Ignyte Common Stock; and

(iii) each Target Option that is outstanding immediately prior to the Effective Time, whether vested or unvested, shall, automatically and without any required action on the part of the holder thereof, in cancellation and settlement thereof, cease to represent an option to purchase Target Common Stock and shall be converted into an option to purchase a number of shares of Ignyte Common Stock (such option, an “Exchanged Target Option”) equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Target Common Stock subject to such Target Option immediately prior to the Effective Time and (ii) the Exchange Ratio (as defined in the Business Combination Agreement), at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of Target Common Stock of such Target Option immediately prior to the Effective Time divided by (B) the Exchange Ratio; provided, however, that the exercise price and the number of shares of Ignyte Common Stock purchasable pursuant to the Exchanged Target Options shall be determined in a manner consistent with the requirements of Section 409A of the Internal Revenue Code of 1986 (as amended, the “Code”); provided, further, that in the case of any Exchanged Target Option to which Section 422 of the Code applies, the exercise price and the number of shares of Ignyte Common Stock purchasable pursuant to such option shall be determined in accordance with the foregoing, subject to such adjustments as are necessary in order to satisfy the requirements of Section 424(a) of the Code. Except as specifically provided above, following the Effective Time, each Exchanged Target Option shall continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Target Option immediately prior to the Effective Time.

Proxy

As promptly as practicable after the date of the Business Combination Agreement, Ignyte will prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy statement (as amended or supplemented from time to time, the “Proxy”) to be sent to the stockholders of Ignyte (the “Ignyte Stockholders”) relating to the special meeting of the Ignyte Stockholders (the “Ignyte Stockholders’ Meeting”) to be held to consider (i) approval and adoption of the transactions contemplated by the Business Combination Agreement, including the Business Combination, (ii) (a) approval of the second amended and restated certificate of incorporation of Ignyte and (b) approval of the amended and restated Ignyte bylaws, (iii) approval of the issuance of Ignyte Common Stock as contemplated by the Business Combination Agreement and the Subscription Agreements (as defined below), (iv) approval of the adoption of a new long term incentive plan in form and substance reasonably acceptable to Ignyte and the Target, (v) approval of the nomination of seven (7) directors to the board of directors of Ignyte (the “Ignyte Board”) and (vi) adjournment of the special meeting, if necessary.

Stock Exchange Listing

Ignyte will use its reasonable best efforts to cause the shares of Ignyte Common Stock to be issued in connection with the Proposed Transactions to be approved for listing on the Nasdaq Capital Market at the Closing. Until the Closing, Ignyte shall use its reasonable best efforts to keep the Ignyte Common Stock listed for trading on the Nasdaq Capital Market.

Registration Rights Agreement

In connection with the Closing, Ignyte, Ignyte Sponsor LLC (the “Sponsor”) and certain stockholders of Target (collectively, with each other person who has executed and delivered a joinder thereto, the “RRA Parties”), will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Sponsor and the stockholders of the Target will be granted certain customary registration rights, demand rights and piggyback rights with respect to their respective shares of the Ignyte Common Stock. The Registration Rights Agreement will require Ignyte to, among other things, file a resale registration statement on behalf of the RRA Parties as soon as practicable but no later than 45 days after the Closing. The Registration Rights Agreement will also provide certain demand rights and piggyback rights to the RRA Parties, in each case subject to certain offering thresholds, applicable lock-up restrictions, issuer suspension periods and certain other conditions. The Registration Rights Agreement includes customary indemnification provisions. The Target will agree to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreement

In connection with the Closing, Ignyte and certain stockholders of Target will enter into a lock-up agreement (the “Lock-Up Agreement”) providing for certain restrictions on transfer applicable to Ignyte Common Stock (the “Lock-Up Shares”). Generally, the Lock-Up Agreement prohibits stockholders from (i) selling, offering to sell, contracting or agreeing to sell, hypothecating, pledging, granting any option to purchase or otherwise disposing of or agreeing to dispose of, directly or indirectly, or establishing or increasing a put equivalent position or liquidating or decreasing a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to the Lock-Up Shares, (ii) entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, whether any such transaction is to be settled by delivery of Lock-Up Shares or other securities, in cash or otherwise, or (iii) publicly announcing any intention to effect any transaction specified in the immediately preceding subsections (i) or (ii), subject to certain limited exceptions set forth in the Lock-Up Agreement. The lock-up period under Lock-Up Agreement lasts until the date that is 180 days from the Closing Date (as defined in the Business Combination Agreement).

In connection with the Closing, Ignyte and Hoyoung Huh (the “Key Company Stockholder”) will enter into a separate Lock-Up Agreement (the “Key Company Stockholder Lock-Up Agreement”) on substantially the same terms as the Lock-Up Agreement with certain exceptions for the transactions contemplated by the Key Company Stockholder Forward Purchase Agreement (as defined below).

The foregoing descriptions of the Lock-Up Agreement and the Key Company Stockholder Lock-Up Agreement are qualified in their entirety by reference to the full text of the forms of Lock-Up Agreement and the Key Company Stockholder Lock-Up Agreement, copies of which are included as Exhibits B and H to the Business Combination Agreement, respectively, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

PIPE Subscription Agreements

Concurrently with the execution and delivery of the Business Combination Agreement, certain existing accredited investors and institutional accredited investors (the “PIPE Investors”) and Ignyte entered into separate subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors have committed to subscribe for and purchase up to 2,550,000 shares (inclusive of the shares to be issued pursuant to the Key Company Stockholder Forward Purchase Agreement as described below) of Ignyte Common Stock (the “PIPE Shares”) at a purchase price per share of $10.00. The purchase of the PIPE Shares will be consummated concurrently with the Closing.

The PIPE Subscription Agreements contain customary representations and warranties of Ignyte, on the one hand, and each PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the Proposed Transactions. The purpose of the PIPE is to raise additional capital for use by Ignyte following the Closing.

Pursuant to the PIPE Subscription Agreements, Ignyte agreed that, within 30 calendar days after the Closing, Ignyte will file with the SEC a registration statement registering the resale of the PIPE Shares. Ignyte will also use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) the 90th calendar day following the filing date thereof if the SEC notifies Ignyte that it will “review” the Registration Statement and (ii) the 10th business day after the date Ignyte is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review.

The foregoing description of the PIPE Subscription Agreements is qualified in its entirety by reference to the full text of the form of PIPE Subscription Agreement, a copy of which is filed as Exhibits 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Key Company Stockholder Forward Purchase Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Ignyte and the Key Company Stockholder entered into a forward purchase agreement substantially (the “Key Company Stockholder Forward Purchase Agreement”), pursuant to which the Key Company Stockholder will, upon the terms and subject to the conditions set forth in the Key Company Stockholder Forward Purchase Agreement, including, but not limited to the receipt of margin financing within 180 days following Closing, purchase shares of Ignyte Common Stock at a purchase price of $10.00 per share in a private placement for up to an aggregate amount of $10,000,000, subject to the conditions set forth in the Key Company Stockholder Forward Purchase Agreement.

The foregoing description of the Key Company Stockholder Forward Purchase Agreement is qualified in its entirety by reference to the full text of the form of Key Company Stockholder Forward Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor entered into a Sponsor Support Agreement with Ignyte and the Company (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed to vote its shares of Ignyte Common Stock in favor of the approval and adoption of the Proposed Transactions. Additionally, the Sponsor has agreed, among other things, not to enter into any agreement that is inconsistent with the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the form of Sponsor Support Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Closing

The Closing will occur as promptly as practicable, but in no event later than two business days following the satisfaction or waiver of all of the Closing conditions set forth in Article VII of the Business Combination Agreement.

Exclusivity

From the date of the Business Combination Agreement and ending on the earlier of (a) the Closing and/or (b) the termination of the Business Combination Agreement, Ignyte shall not take, nor shall it permit any of its affiliates or Representatives (as defined in the Business Combination Agreement) to take, whether directly or indirectly, any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence due diligence with respect to, any person (other than the Target, its stockholders and/or any of their affiliates or Representatives), concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to any business combination transaction (a “Business Combination Proposal”) other than with the Target, its stockholders and their respective affiliates and Representatives. Ignyte shall, and shall cause its affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any person (other than with the Target, its stockholders and their respective affiliates and Representatives) conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, a Business Combination Proposal.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants of (a) the Target and (b) Ignyte and Korean Sub relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization.

Conditions to Closing

Mutual

The obligations of the Target, Ignyte and Korean Sub to consummate the Proposed Transactions, including the Business Combination, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following conditions:

(a)

The approval of the requisite stockholders of Ignyte in favor of the adoption of the Business Combination Agreement and the Business Combination and all other transactions contemplated by the Business Combination Agreement;

(b)	The Proposals (as defined in the Business Combination Agreement) have been approved and adopted by the requisite affirmative vote of the stockholders of Ignyte;

(c)

No governmental authority has enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order, or award which is then in effect and has the effect of making the Proposed Transactions, including the Business Combination, illegal or otherwise prohibiting consummation of the Proposed Transactions, including the Business Combination;

(d)

All required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) shall have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Transactions under the HSR Act shall have expired or been terminated, and any pre-Closing approvals or clearances reasonably required thereunder shall have been obtained;

(e)	The shares of Ignyte Common Stock shall be listed on Nasdaq as of the Closing Date (as defined in the Business Combination Agreement); and

(f)

Immediately prior to the Closing, and after giving effect to the Redemption Rights (as defined in the Business Combination Agreement), Ignyte shall have cash and cash equivalents on hand of at least $7,500,000

Ignyte

The obligations of Ignyte and Korean Sub to consummate the Proposed Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

(a)

Certain of the representations and warranties of the Target contained in the sections titled (a) “Organization, Qualification, Subsidiaries,” (b) “Capitalization” (c) “Authority Relative to the Business Combination Agreement” and (d) “Brokers” in the Business Combination Agreement are true and correct in all material respects as of the Closing Date (as defined in the Business Combination Agreement) as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “Target Material Adverse Effect” (as defined in the Business Combination Agreement) or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date. All other representations and warranties of the Target contained in the Business Combination Agreement shall be true and correct (without giving any effect to any limitation as to “materiality” or “Target Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Target Material Adverse Effect.

(b)

The Target has performed or complied in all material respects with all covenants required by the Business Combination Agreement to be performed or complied with by it as of or prior to the Effective Time (as defined in the Business Combination Agreement);

(c)	The Target has delivered to Ignyte a customary officer’s certificate, dated the date of the Closing, certifying as to the satisfaction of certain conditions;

(d)	No Company Material Adverse Effect has occurred between the date of the Business Combination Agreement and the Closing Date (as defined in the Business Combination Agreement);

(e)	The Target has delivered to Ignyte executed counterparts to all of the ancillary agreements to which the Target, or any stockholder of the Target, is party;

(f)

Other than those persons identified as continuing directors in the Business Combination Agreement, all members of the Target’s board of directors and boards of directors of the Target Subsidiaries shall have executed written resignations effective as of the Effective Time (as defined in the Business Combination Agreement);

(g)	The Key Company Stockholder Forward Purchase Agreement shall be in full force and effect.

(h)

All parties to the Registration Rights Agreement (other than Ignyte) shall have delivered, or cause to be delivered, to Ignyte copies of the Registration Rights Agreement duly executed by all such parties;

(i)

The Target has delivered, or has caused to be delivered, to Ignyte the Lock-Up Agreement duly executed by holders representing all of the Target Common Stock outstanding as of immediately prior to the Effective Time (as defined in the Business Combination Agreement); provided, however, in the event all such holders of the Company Common Stock outstanding as of immediately prior to the Effective Time do not execute the Lock-Up Agreement delivered to Ignyte, this condition shall be deemed to be satisfied if (i) such non-executing stockholders’ securities are not included for registration in the Registration Rights Agreement, (ii) none of such non-executing stockholders hold Company Common Stock in excess of 1% of the Company Common Stock outstanding immediately prior to the Effective time, and (iii) the aggregate number of shares of Company Common Stock held by all non-executing stockholders is less than 10% of the outstanding Company Common Stock immediately prior to the Effective time.

(j)	The Target has delivered, or cause to be delivered, to Ignyte the Key Company Stockholder Lock-Up Agreement duly executed by the Key Company Stockholder.

(k)	The Target has delivered, or cause to be delivered to Ignyte the Share Swap Agreement duly executed by the Target.

(l)

On or prior to the Closing, the Target shall deliver to Ignyte a properly executed certification that shares of Target Common Stock are not “U.S. real property interests” in accordance with the Treasury Regulations under Sections 897 and 1445 of the Code, together with a notice to the Internal Revenue Service (the “IRS”) (which shall be filed by Ignyte with the IRS following the Closing) in accordance with the provisions of Section 1.897-2(h)(2) of the Treasury Regulations.

(m)	The Target shall have delivered to Ignyte the PCAOB Financial Statements (as defined in the Business Combination Agreement).

The Target

The obligations of the Target to consummate the Proposed Transactions are subject to the satisfaction or waiver (where permissible) at or prior to Closing of the following additional conditions:

(a)

Certain of the representations and warranties of Ignyte and Korean Sub contained in the sections titled (a) “Corporate Organization,” (b) “Capitalization” (c) “Authority Relative to the Business Combination Agreement”; and (d) “Brokers” in the Business Combination Agreement shall each be true and correct in all material respects as of the Closing Date (as defined in the Business Combination Agreement) as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “Ignyte Material Adverse Effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date. All other representations and warranties of Ignyte and Korean Sub contained in the Business Combination Agreement shall be true and correct (without giving any effect to any limitation as to “materiality” or “Ignyte Material Adverse Effect” (as defined in the Business Combination Agreement) or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Ignyte Material Adverse Effect;

(b)

Ignyte and Korean Sub have each performed or complied in all material respects with all covenants required by the Business Combination Agreement to be performed or complied with by it as of or prior to the Closing;

(c)	Ignyte has delivered to the Target a customary officer’s certificate, dated the date of the Closing, certifying as to the satisfaction of certain conditions;

(d)

A supplemental listing shall have been filed with Nasdaq as of the Closing Date (as defined in the Business Combination Agreement) to list the shares constituting the Aggregate Closing Consideration (as defined in the Business Combination Agreement);

(e)	Ignyte shall have delivered a copy of the Registration Rights Agreement duly executed by Ignyte and the Sponsor;

(f)	Ignyte has delivered, or cause to be delivered to the Target the Share Swap Agreement (as defined in the Business Combination Agreement) duly executed by Korean Sub;

(g)

The members of the board of directors and the officers of Ignyte identified in the disclosure schedules to the Business Combination Agreement have been removed from their respective positions or tendered their irrevocable resignations, in each case effective as of the Effective Time (as defined in the Business Combination Agreement); and

(h)

The (i) amount of cash and cash equivalents available in the Trust Account (as defined in the Business Combination Agreement) immediately prior to the Closing, plus (ii) all other cash and cash equivalents of Ignyte, plus (iii) the aggregate amount of cash proceeds received from the PIPE Investment (as defined in the Business Combination Agreement)prior to or substantially concurrently with the Closing (without, for the avoidance of doubt, taking into consideration any transaction fees, costs and expenses paid or required to be paid by Ignyte prior to the Closing), shall be equal to or greater than $20,000,000.

Termination

The Business Combination Agreement may be terminated and the Proposed Transactions may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Proposed Transactions by the stockholders of the Target or Ignyte, as follows:

(a)	By mutual written consent of Ignyte and the Target; or

(b)

by either Ignyte or the Target if the Effective Time (as defined in the Business Combination Agreement) shall not have occurred prior to October 28, 2022 (the “Outside Date”); provided, however, that the Business Combination Agreement may not be terminated under Section 8.01(b) therein by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained herein and such breach or violation is the principal cause of the failure of a condition set forth in Article VII of the Business Combination Agreement on or prior to the Outside Date; or

(c)

by either Ignyte or the Target if any Governmental Authority (as defined in the Business Combination Agreement) in the United States or the Republic of Korea shall have enacted, issued, promulgated, enforced, or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the Proposed Transactions, including the Business Combination, illegal or otherwise preventing or prohibiting consummation of the Transactions or the Business Combination; or

(d)

by either Ignyte or the Target if any of the Ignyte Proposals (as defined in the Business Combination Agreement) shall fail to receive the requisite vote for approval at the Ignyte Stockholders’ Meeting (as defined in the Business Combination Agreement); or

(e)

by Ignyte upon a breach of any representation, warranty, covenant or agreement on the part of the Target set forth in the Business Combination Agreement, or if any representation or warranty of the Target shall have become untrue, in either case such that the conditions set forth in Sections 7.02(a) and 7.02(b) would not be satisfied (“Terminating Target Breach”); provided that Ignyte has not waived such Terminating Target Breach and Ignyte and Korean Sub are not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement; provided further that, if such Terminating Target Breach is curable by the Target, Ignyte may not terminate the Business Combination Agreement under Section 8.01(e) for so long as the Target continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured within thirty (30) days after notice of such breach is provided by Ignyte to the Target; or

(f)

by the Target upon a breach of any representation, warranty, covenant or agreement on the part of Ignyte or Korean Sub set forth in the Business Combination Agreement, or if any representation or warranty of Ignyte or Korean Sub shall have become untrue, in either case such that the conditions set forth in Sections 7.03(a) and 7.03(b) would not be satisfied (“Terminating Ignyte Breach”); provided that the Target has not waived such Terminating Ignyte Breach and the Target is not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement; provided, however, that, if such Terminating Ignyte Breach is curable by Ignyte and Korean Sub, the Target may not terminate the Business Combination Agreement under Section 8.01(f) for so long as Ignyte and Korean Sub continue to exercise their reasonable efforts to cure such breach unless such breach is not cured within thirty (30) days after notice of such breach is provided by the Target to Ignyte; or

(g)

by Ignyte if the PCAOB Financial Statements (as defined in the Business Combination Agreement) shall not have been delivered to Ignyte by the Target not later than 30 days from the date of the Business Combination Agreement.

Effect of Termination

If the Business Combination Agreement is terminated, the Business Combination Agreement will forthwith become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement or in the case of termination subsequent to a willful material breach of the Business Combination Agreement by a party thereto.

Except as set forth in the Business Combination Agreement, all expenses incurred in connection with the Business Combination Agreement and the Proposed Transactions shall be paid by the party incurring such expenses, whether or not the Proposed Transactions are consummated. except that Ignyte and the Target will each pay one half of all expenses relating to all SEC and other regulatory filing fees incurred in connection with the Proxy Statement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Ignyte, the Target or the other parties thereto. In particular, the assertions embodied in representations and warranties by Ignyte, the Target and Korean Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about Ignyte, the Target or Korean Sub.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of Ignyte that may be issued in connection with the Business Combination (as defined in the Business Combination Agreement) and the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On April 28, 2022, Ignyte and the Target issued a joint press release announcing the execution of the Business Combination Agreement and announcing that Ignyte and the Target will hold a conference call on April 29, 2022, at 10:00 am Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.1 and incorporated herein by reference. The script that Ignyte and the Target intend to use for the Conference Call is attached hereto as Exhibit 99.2 and incorporated herein by reference. Such exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the Proposed Transactions. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information and Where to Find It

In connection with the Proposed Transactions, Ignyte intends to file the Proxy with the SEC, which will be distributed to holders of Ignyte’s common stock in connection with Ignyte’s solicitation of proxies for the vote by the Ignyte Stockholders with respect to the Proposed Transactions and other matters as described in the Proxy. After the preliminary Proxy has been filed and cleared by the SEC, Ignyte will mail a definitive Proxy to its stockholders. Ignyte Stockholders and other interested parties are urged to read the Proxy, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Ignyte, the Target and the Proposed Transactions. Ignyte Stockholders and other interested parties may obtain free copies of the preliminary Proxy and definitive Proxy (when available) and other documents filed with the SEC by Ignyte through the website maintained by the SEC at http://www.sec.gov or by directing a request to: Ignyte Acquisition Corp., 640 Fifth Avenue, New York, NY 10019 or (212) 409-2000.

Participants in the Solicitation

Ignyte and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of Ignyte is set forth in the most recently filed annual report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 31, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy and other relevant materials to be filed with the SEC regarding the Proposed Transactions when they become available. Stockholders of Ignyte and other interested persons should read the Proxy carefully when it becomes available before making any voting decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Ignyte’s ability to enter into definitive agreements or consummate a transaction with the Target; Ignyte’s ability to obtain the financing necessary consummate the Proposed Transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of Ignyte’s and the Target’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Ignyte and the Target. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the Ignyte Stockholders for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating the Proposed Transaction or difficulty in, or costs associated with, integrating the businesses of Ignyte and the Target; the amount of redemption requests made by the Ignyte Stockholders; the occurrence of events that may give rise to a right of one or both of Ignyte and the Target to terminate the Business Combination Agreement; risks related to the Target’s business and the timing of expected business milestones; and those factors discussed in Ignyte’s final prospectus filed on January 28, 2021, under the heading “Risk Factors,” and other documents of Ignyte filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Ignyte nor the Target presently know or that Ignyte and the Target currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Ignyte’s and the Target’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Ignyte and the Target anticipate that subsequent events and developments will cause their assessments to change. However, while Ignyte and the Target may elect to update these forward-looking statements at some point in the future, Ignyte and the Target specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Ignyte’s or the Target’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Exhibit
2.1*	Business Combination Agreement, dated as of April 28, 2022, by and among Ignyte, Korean Sub and the Target.
10.1	Form of Subscription Agreement.
10.2	Form of Key Company Stockholder Forward Purchase Agreement, dated as of April 28, 2022, by and between Ignyte and Hoyoung Huh.
10.3	Sponsor Support Agreement, dated as of April 28, 2022, by and between Ignyte and Sponsor.

99.1	Press Release, dated April 28, 2022.
99.2	Conference Call Script.
99.3	Investor Presentation.

*	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2022

IGNYTE ACQUISITION CORP.

By:	/s/ David Rosenberg
Name:	David Rosenberg
Title:	Co-Chief Executive Officer